UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 22, 2011

ROGERS CORPORATION
(Exact name of Registrant as specified in Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	1-4347 (Commission File Number)	06-0513860 (I.R.S. Employer Identification No.)

One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
(Address of Principal Executive Offices and Zip Code)

(860) 774-9605
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

EXPLANATORY NOTE

Rogers Corporation (“Rogers” or the “Company”) is filing this Amendment No. 1 to Current Report on Form 8-K (“Form 8-K/A”) to amend its Current Report on Form 8-K filed on January 10, 2011 (the “Initial 8-K”).

Item 2.01    Completion of Acquisition or Disposition of Assets.

On January 10, 2011, Rogers filed the Initial 8-K   reporting that that it had closed the acquisition of Curamik Electronics GmbH on January 10, 2011.  This Form 8-K/A amends the Initial Form 8-K and is being filed in order to include the historical combined financial statements of the Curamik Group and the related pro-forma financial information that were excluded from the Initial Form 8-K, as required  by Item 9.01 of Form 8-K.

Item 9.01    Financial Statements and Exhibits.

a)	Financial Statements of Business Acquired

The audited financial statements of the Curamik Group are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

b)	Pro-Forma Financial Information

	d)	The pro-forma financial information with respect to Rogers’ acquisition of Curamik Group is filed as Exhibit 99.2 to this Form 8-K/A and is incorporated herein by reference.

Exhibit No.	Description

23.1	Consent of KPMG Austria GmbH Wirtschaftsprüfungs- und Steuerberatungsgesellschaft

99.1	Combined financial statements of Curamik Group as of December 31, 2010 and for the transition period from April 1, 2010 to December 31, 2010

99.2	Unaudited pro-forma condensed combined statements of income for the year ended December 31, 2010 and unaudited pro-forma condensed combined balance sheet as of December 31, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION

By:	/s/ Dennis M. Loughran
Dennis M. Loughran
Vice President, Finance and
Chief Financial Officer

Date:  March 22, 2011